FTVIP MI SAI-1 10/09

SUPPLEMENT DATED OCTOBER 26, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 15, 2009

OF

MUTUAL INTERNATIONAL SECURITIES FUND
(A series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information is amended as follows:

1.	The following section is added after the paragraph beginning “Synthetic Equity Swaps,” on page 8:

Credit Default Swaps. The Fund may buy credit default swaps in order to try to hedge against a decline in the value of its portfolio debt securities due to a credit event. The Fund may also buy credit default swaps to take advantage of what the manager believes is a mispricing of the swap, whether or not the Fund owns the underlying reference security.

2.	The paragraph beginning ”Credit default swaps,” page 53, is replaced with the following:

Credit default swaps. The Fund may be a buyer of credit default swaps. The “buyer” in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Please keep this supplement for future reference.